Exhibit 99.01

Press Release
www.shire.com

Notification of major interests in shares

April 19, 2011 - Shire plc (LSE: SHP, NASDAQ: SHPGY)

1. Identity of the issuer or the underlying issuer of existing shares to which voting rights are attached:

Shire plc

2. Reason for the notification	State Yes/No
An acquisition or disposal of voting rights	Yes
An acquisition or disposal of financial instruments which may result in the acquisition of shares already issued to which voting rights are attached
An event changing the breakdown of voting rights
Other (please specify):

3. Full name of person(s) subject to the notification obligation:	FMR LLC
4. Full name of shareholder(s) (if different from 3.):
5. Date of the transaction (and date on which the threshold is crossed or reached if different):	14 April 2011
6. Date on which issuer notified:	18 April 2011
7. Threshold(s) that is/are crossed or reached:	5%
8. Notified details:

A: Voting rights attached to shares

Class/type of shares if possible using the ISIN CODE	Situation previous to the Triggering transaction		Resulting situation after the triggering transaction
	Number of Shares	Number of Voting Rights	Number of shares		Number of voting rights		% of voting rights
			Direct	Indirect	Direct	Indirect	Direct	Indirect
JE00B2QKY057	27,810,001	27,810,001		28,129,636		28,129,636		5%

B: Financial Instruments

Resulting situation after the triggering transaction

Type of financial instrument	Expiration date	Exercise/Conversion Period/ Date	Number of voting rights that may be acquired if the instrument is exercised/converted	% of voting rights
n/a

Total (A+B)
Number of voting rights	% of voting rights
28,129,636	5%

Registered in Jersey, No. 99854, 22 Grenville Street, St Helier, Jersey JE4 8PX

9. Chain of controlled undertakings through which the voting rights and/or the financial instruments are effectively held, if applicable:

FMR LLC is the parent holding company of Fidelity Management & Research Company (FMRCO), investment manager for US mutual funds, FIL Management Trust Company (FMTC), Pyramis Global Advisors Trust Company (PGATC), a US state chartered bank which acts as a trustee or investment manager of various pension and trust accounts Pyramis Global Advisors LLC (PGALLC) and Pyramis Trust Company (PTC).

SHARES HELD	NOMINEE	MANAGEMENT COMPANY
170,777	BANK OF NEW YORK	FMRCO
51,000	BROWN BROTHERS HARRIMAN AND CO	FMR
15,208,757	BROWN BROTHERS HARRIMAN AND CO	FMRCO
22,900	BROWN BROTHERS HARRIMAN AND CO	PTC
54,586	CIBC MELLON TRUST	FCL
1,590,900	JPMORGAN CHASE BANK	FMR
3,577,080	JPMORGAN CHASE BANK	FMRCO
20,400	JPMORGAN CHASE BANK	FMTC
69,799	JPMORGAN CHASE BANK	FMR
388,800	JPMORGAN CHASE BANK	PTC
87,700	MELLON BANK N.A.	FMRCO
86,343	MELLON BANK N.A.	FMTC
203,400	MELLON BANK N.A.	PTC
18,500	NORTHERN TRUST CO	FMRCO
117,304	NORTHERN TRUST CO	FMTC
243,754	STATE STREET BANK AND TR CO	FICL
18,018	STATE STREET BANK AND TR CO	FMR
1,292,603	STATE STREET BANK AND TR CO	FMRCO
335,584	STATE STREET BANK AND TR CO	FMTC
310,951	STATE STREET BANK AND TR CO	PTC
146,321	CIBC MELLON TRUST (C)	FCL
159,000	ROYAL TRUST-TORONTO	FCL
1,405,800	CITIBANK NA (C)	FMR
28,800	MELLON BANK NA (C)	PTC
2,309,901	NORTHERN TRUST CO (C)	FMR
29,200	BANK OF NEW YORK MELLON	PTC
66,200	NATIONAL BANK TRUST (C)	FCL
32,300	ROYAL TRUST- TORONTO (C)	FCL
31,407	ROYAL BANK OF CANADA ©	PTC
50,440	US BANK NA (C)	PTC
1,111	N/A	N/A

Proxy Voting:

10. Name of the proxy holder:	FMR LLC
11. Number of voting rights proxy holder will acquire:	319,635
12. Date on which proxy holder will acquire voting rights:	14 April 2011

13. Additional information:	Notification using the total voting rights figures of 562,241,550
14. Contact name:	Philip Alexander
15. Contact telephone number:	Fil-regreporting@fil.com – 01737 834624

Registered in Jersey, No. 99854, 22 Grenville Street, St Helier, Jersey JE4 8PX

Contact at Shire plc: Tony Guthrie, Deputy Company Secretary, +44 1256 894746

For further information please contact:

Investor Relations	Eric Rojas	+1 781 482 0999

Notes to editors

SHIRE PLC

Shire’s strategic goal is to become the leading specialty biopharmaceutical company that focuses on meeting the needs of the specialist physician.  Shire focuses its business on attention deficit hyperactivity disorder (ADHD), human genetic therapies (HGT) and gastrointestinal (GI) diseases as well as opportunities in other therapeutic areas to the extent they arise through acquisitions.  Shire’s in-licensing, merger and acquisition efforts are focused on products in specialist markets with strong intellectual property protection and global rights.  Shire believes that a carefully selected and balanced portfolio of products with strategically aligned and relatively small-scale sales forces will deliver strong results.

For further information on Shire, please visit the Company’s website: www.shire.com.

Registered in Jersey, No. 99854, 22 Grenville Street, St Helier, Jersey JE4 8PX